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                                                                   EXHIBIT 23.3



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (as to all references to our Firm) included in or made as part of this Amendment No. 2 to Registration Statement on Form S-4 of GeoLogistics Corporation.


April 15, 1998
                                                ARTHUR ANDERSON LLP